Deferred Income Tax and Other Liabilities	12 Months Ended
Dec. 31, 2024
Disclosure Of Deferred Income And Other Liabilities [Abstract]
Deferred Income Tax and Other Liabilities	Deferred Income Tax and Other Liabilities
AIncome Taxes
The income tax expense differs from the amount that would result from applying the federal and provincial income tax rate to the net income before income taxes.
These differences result from the following items:

In $000s	Year Ended December 31, 2024	Year Ended December 31, 2023

Income before income taxes	$29,534	$46,912
Canadian federal and provincial income tax rates	27%	27%
Income tax expense based on the above rates	$7,974	$12,666

Increase (decrease) due to:
Non-deductible expenses and permanent differences	$4,286	$5,149
Non-taxable portion of capital gain or loss	767	(1,827)
Withholding taxes	4,006	2,821
Change in unrecognized temporary differences and other	(3,003)	(14,606)
Income tax expense	$14,030	$4,203
The deferred tax liabilities are shown below:

In $000s	At December 31, 2024	At December 31, 2023

Non-capital losses	$40,997	$50,160
Investments and other	878	957
Stream, royalty and other interests	(56,722)	(60,122)
Total deferred income tax liabilities	$(14,847)	$(9,005)
Deferred tax assets and liabilities have been offset where they relate to income taxes levied by the same taxation authority and the Company has the legal right and intent to offset. Non-capital losses have been recognized as a deferred income tax asset to the extent there will be future taxable income against which the Company can utilize the benefit prior to their expiration. The Company recognized deferred tax assets in respect of tax losses as at December 31, 2024 of $134.5 million (2023 — $183.8 million) as it is probable that there will be future taxable profits to recover the deferred tax assets. These non-capital losses carry forwards are located in Canada and expire between 2030-2041.
The movement in net deferred income taxes is shown below:

In $000s	Year Ended December 31, 2024	Year Ended December 31, 2023

Balance, beginning of the year	$(9,005)	$(14,784)
Recognized in net income (loss) for the year	(5,540)	4,503
Recognized in equity	(17)	185
Recognized in other comprehensive income (loss) for the year	(285)	1,091
Balance, end of year	$(14,847)	$(9,005)
The aggregate amount of deductible temporary differences associated with capital losses and other items, for which deferred income tax assets have not been recognized as at December 31, 2024 are $13.4 million (2023 — $12.9 million). No deferred tax asset is recognized in respect of these items because it is not probable that future taxable capital gains or taxable income will be available against which the Company can utilize the benefit.
BRight-of-Use Assets and Lease Liabilities
The Company leases office space in Vancouver, Canada, with the majority of the lease having commenced in 2023. Right-of-use assets related to the leased office space, included in other long-term assets on the statement of financial position, totaled $20.4 million as of December 31, 2024 (December 31, 2023 - $22.8 million). As of December 31, 2024, lease liabilities amounted to $16.1 million (December 31, 2023 - $18.5 million), of which $2.6 million is current and included in trade payables and other (December 31, 2023 - $1.3 million), with the remaining balance classified under deferred tax and other liabilities on the statement of financial position.